UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A
                                 (Amendment # 2)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2005


                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                 0-22534-LA                77-0227341
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


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                               1528 Moffett Street
                            Salinas, California 93905
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (831) 753-6262



                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         This Form 8-K/A amends the current report on Form 8-K of Monterey Gourmet Foods, Inc. filed on January 17, 2005 and amended on March 28, 2005. On January 11, 2005, Monterey Gourmet Foods, Inc. ("Monterey"), Casual Gourmet Foods, Inc. ("Casual"), and the shareholders of Casual ("Shareholders") entered into a definitive agreement for the purchase by Monterey of 60% of Casual's outstanding shares and for the acquisition by Monterey of Casual's remaining shares over the next three years (the "Stock Purchase Agreement").

         The sole purpose of this amendment is to file revised pro forma combined financial statements that were filed with Form 8-K/A on March 28, 2005 as required by item 9.01(b) of Form 8-K.

Item 9.01.  Financial Statements and Exhibits

         (a)  Financial Statements of Businesses Acquired.

         The appropriate financial statements were previously filed on March 28, 2005 in the Registrant's amended Report on Form 8-K and are incorporated here by reference.

         (b)  Pro Forma Financial Information.

         The amended Proforma financial information relating to the acquisition is filed herewith as Annex B

         (c)  Exhibits.

         2.01 Stock Purchase Agreement by and among Monterey Gourmet Foods, Inc., Casual Gourmet Foods, Inc., and Certain Shareholders dated January 11, 2005. Schedules and Exhibits to this agreement have not been filed because they do not contain information material to an investment decision which is not otherwise disclosed in this Report or in the Stock Purchase Agreement, but Monterey will provide supplementally a copy of any Schedule or Exhibit to the Commission upon its request. A descriptive list of the Schedules and Exhibits is contained in the Table of Contents of the Stock Purchase Agreement. This exhibit was previously filed on January 17, 2005 in the Registrant's initial Current Report on Form 8-K and is incorporated here by reference.

         99.1 Press release dated January 12, 2005, issued jointly by Monterey Gourmet Foods, Inc. and Casual Gourmet Foods, Inc. This exhibit was previously filed on January 17, 2005 in the Registrant's initial Current Report on Form 8-K and is incorporated here by reference.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MONTEREY GOURMET FOODS, INC.
                                       (Registrant)

Date: June 17, 2005                    By: /s/ SCOTT WHEELER
                                           -------------------------------------
                                           Scott Wheeler
                                           Chief Financial Officer


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

ANNEX B

         The unaudited proforma information is presented based upon the Monterey Gourmet Foods' year end of December 26, 2004 and Casual Gourmet Foods' year end of December 31, 2004. Also included are all material adjustments considered necessary by management for presentation in accordance with generally accepted accounting principles.

         The unaudited proforma balance sheet reflects the acquisition by Monterey Gourmet Foods of Casual on January 11, 2005. The balances for Monterey Gourmet Foods are as of December 26, 2004 and the balances for Casual are as of December 31, 2004. The unaudited proforma Statement of Income for the fiscal year end December 26, 2004 reflect the acquisition as if it had occurred on January 1, 2004. The amendments being recorded in this Form 8-K are reflected solely on the balance sheet. The first amendment reflects the elimination of minority interest in Casual Gourmet Foods and the corresponding decrease in goodwill. The second amendment reflects the offsetting of the deferred tax liability against the deferred tax asset. These amendments were made to conform to the actual purchase accounting as reflected in the Company's Form 10-Q for the quarter ended March 27, 2005.

         The proforma financial data do not purport to represent what Monterey Gourmet Foods' combined financial position or results of operations would actually have been if such transactions in fact had occurred on these dates and are not necessarily representative of Monterey Gourmet Foods' combined financial position or results of operations for any future period. Historical unaudited proforma combined financial statements should be read in conjunction with the historical financial statements and notes thereto included in Monterey Gourmet Foods' most recent report filed on Form 10-K.


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

                          MONTEREY GOURMET FOODS, INC.
              Unaudited Pro Forma Combined Condensed Balance Sheet
                      (in thousands, except share amounts)

                                               Consolidated as
                                                 reporting on
                                                Form 8-K dated                        Amended
                                                   March 28,                        Consolidated
                                                     2005           Amendments      Balance Sheet
                                                 -------------    -------------     -------------
ASSETS
Current assets:
  Cash and cash equivalents                      $         (61)   $          --     $         (61)
  Accounts receivable less allowances                    6,857               --             6,857
  Inventories                                            4,759               --             4,759
  Deferred tax assets-current                            1,126               --             1,126
  Prepaid expenses and other                             1,265               --             1,265
                                                 -------------    -------------     -------------

   Total current assets                                 13,946               --            13,946

  Property and equipment, net                           14,954               --            14,954
  Deferred tax assets-long term                          3,952           (1,920)(2)         2,032
  Deposits and other                                       128               --               128
  Intangible assets, net                                10,960               --            10,960
  Goodwill                                              14,523           (4,032)(1)        10,491
                                                 -------------    -------------     -------------
   Total assets                                  $      58,463    $      (5,952)    $      52,511
                                                 =============    =============     =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                               $       2,542    $          --     $       2,542
  Accrued payroll and related benefits                   1,042               --             1,042
  Accrued and other current liabilities                  1,891               --             1,891
  Deferred income taxes                                    122               --               122
  Income taxes payable                                      37               --                37
  Current portion of notes, loans, and
   capital leases payable                                  855               --               855
                                                 -------------    -------------     -------------

   Total current liabilities                             6,489               --             6,489

Notes, loans, and capital leases payable,
 less current portion                                    6,806               --             6,806
Deferred tax liability                                   1,920           (1,920)(2)            --

Minority interest                                        4,032           (4,032)(1)            --

Stockholders' equity:
  Common stock                                              14               --                14
  Additional paid-in capital                            45,103               --            45,103
  Accumulated(deficit) earnings                         (5,901)              --            (5,901)
  Total stockholders' equity                            39,216               --            39,216
                                                 -------------    -------------     -------------
   Total liabilities and stockholders'
    equity                                       $      58,463    $      (4,032)    $      52,511
                                                 =============    =============     =============

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

Notes to the unaudited proforma Balance Sheet and Statement of Income.

1. To conform treatment of minority interest to final purchase accounting as reflected in the Company's Form 10-Q for the quarter ended March 27, 2005.

2. Deferred tax liability, originally recorded separately on the balance sheet as a liability, is being offset against the deferred tax asset.


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